Exhibit 23.2

                       CONSENT OF ELVINGER, HOSS & PRUSSEN

We hereby consent to the incorporation by reference in Acergy S.A.'s Post-Effective Amendment No. 1 to the Registration Statement (Form S-8, No. 333-124983) of the parts of Acergy S.A.'s Annual Report on Form 20-F for the fiscal year ended November 30, 2007 in which we were named and provided a summarization of advice on various matters.


                                                     By: /s/ Jean Hoss
                                                         -----------------------
                                                         Jean Hoss

Luxembourg, February 26, 2009